UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2007
PIKE ELECTRIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
100 Pike Way
Mount Airy, NC 27030
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (336) 789-2171
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 1, 2007, the Board of Directors of Pike Electric Corporation (the “Company”) appointed Daniel J. Sullivan and Adam P. Godfrey to the Company’s Board of Directors effective August 1, 2007.
     Mr. Sullivan was the President and Chief Executive Officer of FedEx Ground Package Systems, Inc., a wholly owned subsidiary of FedEx Corporation, from 1998 until his retirement in 2006. From 1996 to 1998, Mr. Sullivan was the Chairman, President and Chief Executive Officer of Caliber System, Inc. In 1995, he was the Chairman, President and Chief Executive Officer of Roadway Services, Inc. Mr. Sullivan is a graduate of Amherst College. He also is a director of Computer Task Group, Inc., GDS Express, Inc., Gevity, Inc. and a federal commissioner on the Flight 93 National Memorial Federal Advisory Committee.
     Mr. Godfrey has been a Partner with Lindsay Goldberg & Bessemer since 2002. Previously, he was a Partner with Bessemer Holdings, which he joined in 1992. He holds an A.B. from Brown University and an M.B.A. from the Amos Tuck School at Dartmouth College. He currently serves as a Director of Pride Manufacturing Company, LLC, FAPS Holdings, Inc., Intermex Holdings, Inc. and Bell Nursery Holdings LLC. He also serves as a member of the board of Schneider National, Inc. and as a member of the MBA Advisory Board at the Tuck School of Business at Dartmouth.
     On October 5, 2006, Mr. Godfrey resigned from the Company’s Board of Directors to ensure that the Company’s Board of Directors at that time was comprised of a majority of independent directors as required by the New York Stock Exchange’s corporate governance standards. As previously disclosed by the Company, the appointment of Mr. Godfrey to the Company’s Board of Directors corresponds with the Company’s intention to have Mr. Godfrey rejoin the Board of Directors upon the addition of another independent director.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits
The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

99.1	Press Release dated August 3, 2007, announcing the appointment of Daniel J. Sullivan and Adam P. Godfrey.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: August 3, 2007	By:	/s/ Anthony K. Slater

	Name:	Anthony K. Slater
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
August 1, 2007	1-32582
PIKE ELECTRIC CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated August 3, 2007, announcing the appointment of Daniel J. Sullivan and Adam P. Godfrey.